Exhibit 99.1

eGain Announces Third Quarter 2025 Financial Results

Sunnyvale, CA (May 14, 2025) – eGain (Nasdaq: EGAN), the AI knowledge management platform for service, today announced financial results for its fiscal 2025 third quarter ended March 31, 2025.

“Our third quarter results exceeded expectations on profitability and delivered solid operating cash flow,” said Ashu Roy, eGain’s CEO. “Shortly after the quarter closed, we secured one of our largest expansion deals ever with a U.S. megabank. We also launched our AI Agent for Contact Center during the quarter, a breakthrough solution that guides agents in real-time using trusted knowledge and reasoning. As we continue to lead in the AI Knowledge market space, we are especially proud to be recognized by Gartner as an emerging leader in its recently published Emerging Market Quadrant for Generative AI Technologies.”

Fiscal 2025 Third Quarter Financial Highlights

●	Total revenue was $21.0 million, down 6% year over year.
●	GAAP net income was $66,000, or $0.00 per share on a basic and diluted basis, compared to a GAAP net income of $1.5 million, or $0.05 per share on a basic and diluted basis, in Q3 2024.
●	Non-GAAP net income was $765,000, or $0.03 per share on a basic and diluted basis, compared to a non-GAAP net income of $2.6 million, or $0.08 per share on a basic and diluted basis, in Q3 2024.
●	Cash provided by operating activities was $2.2 million, or an operating cash flow margin of 11%.
●	Total cash and cash equivalents were $68.7 million, compared to $83.0 million in Q3 2024.
●	Adjusted EBITDA was $1.2 million, compared to $2.3 million in Q3 2024.
●	Total shares purchased through the repurchase program were approximately 895,000 at an average cost per share of $5.61 totaling $5.0 million.

Fiscal 2025 First Nine Months Financial Highlights

●	Total revenue was $65.2 million, down 7% year over year.
●	GAAP net income was $1.4 million, or $0.05 per share on a basic and diluted basis, compared to a GAAP net income of $6.3 million, or $0.20 per share on a basic and diluted basis, in the same period last year.
●	Non-GAAP net income was $3.3 million, or $0.12 per share on a basic and diluted basis, compared to a non-GAAP net income of $9.8 million, or $0.31 per share on a basic and diluted basis, in the same period last year.
●	Adjusted EBITDA was $4.2 million, compared to $8.8 million in the same period last year.
●	Cash provided by operating activities was $9.6 million, or an operating cash flow margin of 15%.

Fiscal 2025 Fourth Quarter Financial Guidance

For the fourth quarter of fiscal 2025 ending June 30, 2025, eGain expects:

●	Total revenue of between $22.8 million to $23.3 million.
●	GAAP net income of $1.1 million to $1.6 million, or $0.04 to $0.06 per share.
o	Includes stock-based compensation expense of approximately $700,000.
o	Includes depreciation and amortization of approximately $100,000.
●	Non-GAAP net income of between $1.7 million to $2.2 million, or $0.06 to $0.08 per share.

Fiscal 2025 Financial Guidance

For the fiscal 2025 full year ending June 30, 2025, eGain is updating its guidance as follows:

●	eGain is lowering its total revenue guidance range to $88.0 million to $88.5 million.
●	eGain is raising its GAAP net income guidance range to $2.5 million to $3.0 million, or $0.09 to $0.10 per share.
o	Includes stock-based compensation expense of approximately $2.6 million.
o	Includes depreciation and amortization of approximately $360,000.
●	eGain is raising its non-GAAP net income range to $5.1 million to $5.6 million, or $0.18 to $0.20 per share.

Guidance Assumption:

●	Weighted average shares outstanding are expected to be approximately 27.8 million for the fourth quarter of fiscal 2025 and 28.6 million for the full fiscal year 2025.

Non-GAAP Financial Measures

This press release includes certain non-GAAP financial measures as supplemental information relating to eGain’s operating results, including adjusted EBITDA and non-GAAP net income. Adjusted EBITDA is defined as net income, adjusted for the impact of depreciation and amortization, stock-based compensation expense, interest income, net, provision for income taxes, other income (expense), net and severance and related charges. Non-GAAP net income measure is adjusted for stock-based compensation expense. eGain’s management has analyzed the effect of these non-GAAP adjustments on our provision for income taxes and believes the change in our provision for income taxes would be minimal due to these non-GAAP adjustments being attributed to the U.S. jurisdiction where it has recorded a full valuation allowance against the deferred taxes. Non-GAAP results are presented for supplemental informational purposes only and should not be considered a substitute for financial information presented in accordance with generally accepted accounting principles, or GAAP, and may be different from non-GAAP measures used by other companies. eGain’s management uses these non-GAAP measures to compare our performance to that of prior periods for trend analysis and for budgeting and planning purposes. eGain believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing our financial measures with other software companies, many of which present similar non-GAAP financial measures to investors, and that it allows for greater transparency with respect to key metrics used by management in our financial and operational decision-making. Reconciliation tables of the most comparable GAAP financial measures to the non-GAAP financial measures used in this press release are included with the financial tables at the end of this release. eGain urges investors to review the reconciliation and not to rely on any single financial measure to evaluate our business. In addition, this press release includes eGain’s projected non-GAAP net income for future periods, a non-GAAP measure used to describe eGain’s expected performance. We have not presented a reconciliation to eGain’s projected net income, the most comparable GAAP financial measure, because the reconciliation could not be prepared without unreasonable effort. The information necessary to prepare the reconciliation is not available on a forward-looking basis and cannot be accurately predicted. The unavailable information could have a significant impact on the calculation of the comparable GAAP financial measure.

Conference Call Information

eGain will discuss its fiscal 2025 third quarter results today via a teleconference at 2:00 p.m., Pacific Time. To access the live call, dial 844-481-2704 (U.S. toll free) or +1 412-317-0660 (International) and ask to join the eGain earnings call. A live and archived webcast of the call will also be accessible on the “Investor relations” section of eGain’s website at www.egain.com. In addition, a phone replay of the conference call will be available starting two hours after the call and will remain in effect for one week. To access the phone replay, dial 877-344-7529 (U.S. toll free) or +1 412-317-0088 (International). The replay access code is 3791378.

About eGain

eGain AI Knowledge Hub helps businesses improve experience and reduce cost by delivering trusted, consumable answers. Visit www.eGain.com for more info.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, including without limitation: our financial guidance for the fourth quarter of fiscal 2025 and fiscal 2025 full year ending June 30, 2025; our market opportunity; and our market position. The achievement or success of the matters covered by such forward-looking statements, including future financial guidance, involves risks, uncertainties, and assumptions, many of which involve factors or circumstances that are beyond our control. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, our actual results could differ materially from the results expressed or implied by the forward-looking statements we make, including our ability to achieve our targets for the fourth quarter of fiscal 2025 and fiscal 2025 full year ending June 30, 2025. The risks and uncertainties referred to above include, but are not limited to: risks to our business, operating results, and financial condition; the pace of technological advancements in generative AI and the adaptability of our services to incorporate these advancements; market demand for AI-enabled solutions; risks associated with new product releases and new services and products features; risks that customer demand may fluctuate or decrease; risks that we are unable to collect unbilled contractual commitments, particularly in the current economic environment; risks that our lengthy sales cycles may negatively affect our operating results; currency risks; our ability to capitalize on customer engagement; risks related to our reliance on a relatively small number of customers for a substantial portion of our revenue; our ability to compete successfully and manage growth; our ability to develop and expand strategic and third party distribution channels; risks related to our international operations; our ability to continue to innovate; our strategy of making investments in sales to drive growth; general political or destabilizing events, including war, intensified international hostilities, conflict or acts of terrorism; the effect of legislative initiatives or proposals, statutory changes, governmental or other applicable regulations and/or changes in industry requirements, including those addressing data privacy, cyber-security and cross-border data transfers; and other risks detailed from time to time in eGain’s public filings, including eGain’s annual report on Form 10-K for the fiscal year ended June 30, 2024 and subsequent reports filed with the Securities and Exchange Commission, which are available on the Securities and Exchange Commission’s website at www.sec.gov. These forward-looking statements are based on current expectations and speak only as of the date hereof. We assume no obligation and do not intend to update these forward-looking statements, except as required by law.

eGain, the eGain logo, and all other eGain product names and slogans are trademarks or registered trademarks of eGain Corporation in the United States and/or other countries. All other company names and products mentioned in this release may be trademarks or registered trademarks of the respective companies.

Investor Relations

Todd Kehrli or Jim Byers

PondelWilkinson, Inc.

tkehrli@pondel.com

jbyers@pondel.com

eGain Corporation

Condensed Consolidated Balance Sheets

(in thousands, except par value data)

(unaudited)

	March 31,	June 30,
	2025	2024
ASSETS
Current assets:
Cash and cash equivalents	$68,737	$70,003
Restricted cash	8	8
Accounts receivable, less provision for credit losses of $7 and $59 as of March 31, 2025 and June 30, 2024, respectively	12,425	31,731
Costs capitalized to obtain revenue contracts, net	1,157	1,272
Prepaid expenses	2,493	2,915
Other current assets	939	1,195
Total current assets	85,759	107,124
Property and equipment, net	533	441
Operating lease right-of-use assets	3,705	3,811
Costs capitalized to obtain revenue contracts, net of current portion	1,422	1,779
Goodwill	13,186	13,186
Other assets, net	1,615	1,511
Total assets	$106,220	$127,852

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$1,971	$2,725
Accrued compensation	7,225	7,642
Accrued liabilities	3,985	5,078
Operating lease liabilities	1,186	1,179
Deferred revenue	35,373	45,989
Total current liabilities	49,740	62,613
Deferred revenue, net of current portion	1,384	3,280
Operating lease liabilities, net of current portion	2,611	2,592
Other long-term liabilities	899	871
Total liabilities	54,634	69,356

Stockholders' equity:
Common stock, par value $0.001 per share - authorized: 60,000 shares; issued: 33,122 and 32,698 shares; outstanding: 27,598 and 29,160 shares as of March 31, 2025 and June 30, 2024, respectively	33	33
Additional paid-in capital	410,281	407,416
Treasury stock, at cost: 5,524 and 3,538 shares of common stock as of March 31, 2025 and June 30, 2024, respectively	(35,048)	(23,031)
Notes receivable from stockholders	(21)	(21)
Accumulated other comprehensive loss	(1,387)	(2,240)
Accumulated deficit	(322,272)	(323,661)
Total stockholders' equity	51,586	58,496
Total liabilities and stockholders' equity	$106,220	$127,852

eGain Corporation

Condensed Consolidated Statements of Operations

(in thousands, except per share data)

(unaudited)

	Three Months Ended		Nine Months Ended
	March 31,		March 31,
	2025	2024	2025	2024
Revenue:
SaaS	$19,563	$20,324	$60,230	$64,643
Professional services	1,446	2,026	4,967	5,698
Total revenue	21,009	22,350	65,197	70,341
Cost of revenue:
Cost of SaaS	4,594	4,487	13,742	14,643
Cost of professional services	2,129	2,371	6,327	6,043
Total cost of revenue	6,723	6,858	20,069	20,686
Gross profit	14,286	15,492	45,128	49,655
Operating expenses:
Research and development	7,514	6,655	22,643	19,947
Sales and marketing	4,704	5,448	14,715	16,901
General and administrative	2,041	2,451	6,584	8,028
Total operating expenses	14,259	14,554	43,942	44,876
Income from operations	27	938	1,186	4,779
Interest income, net	597	1,002	2,029	2,933
Other income (expense), net	(304)	74	(875)	(13)
Income before income tax provision	320	2,014	2,340	7,699
Income tax provision	(254)	(521)	(951)	(1,425)
Net income	$66	$1,493	$1,389	$6,274
Per share information:
Earnings per share:
Basic	$0.00	$0.05	$0.05	$0.20
Diluted	$0.00	$0.05	$0.05	$0.20
Weighted-average shares used in computation:
Basic	28,065	30,976	28,439	31,212
Diluted	28,482	31,599	28,949	31,858

Summary of stock-based compensation included in costs and expenses above:
Cost of revenue	$217	$343	$679	$924
Research and development	272	331	523	1,095
Sales and marketing	98	120	277	476
General and administrative	112	316	474	1,018
Total stock-based compensation	$699	$1,110	$1,953	$3,513

eGain Corporation

GAAP to Non-GAAP Reconciliation Table

(in thousands, except per share data)

(unaudited)

	Three Months Ended		Nine Months Ended
	March 31,		March 31,
	2025	2024	2025	2024
Income from operations	$27	$938	$1,186	$4,779
Add:
Stock-based compensation	699	1,110	1,953	3,513
Non-GAAP income from operations	$726	$2,048	$3,139	$8,292

	Three Months Ended		Nine Months Ended
	March 31,		March 31,
	2025	2024	2025	2024
Net income	$66	$1,493	$1,389	$6,274
Add:
Stock-based compensation	699	1,110	1,953	3,513
Non-GAAP net income	$765	$2,603	$3,342	$9,787
Per share information:
Non-GAAP earnings per share:
Basic	$0.03	$0.08	$0.12	$0.31
Diluted	$0.03	$0.08	$0.12	$0.31
Weighted-average shares used in computation:
Basic	28,065	30,976	28,439	31,212
Diluted	28,482	31,599	28,949	31,858

	Three Months Ended		Nine Months Ended
	March 31,		March 31,
	2025	2024	2025	2024
Net income	$66	$1,493	$1,389	$6,274
Add:
Depreciation and amortization	88	92	263	296
Stock-based compensation expense	699	1,110	1,953	3,513
Interest income, net	(597)	(1,002)	(2,029)	(2,933)
Provision for income taxes	254	521	951	1,425
Other income (expense), net	304	(74)	875	13
Severance and related charges	358	112	759	247
Adjusted EBITDA	$1,172	$2,252	$4,161	$8,835

eGain Corporation

Other GAAP to Non-GAAP Supplemental Financial Information

(in thousands)

(unaudited)

	Three Months Ended March 31,		Growth Rates	Constant Currency Growth Rates [1]
	2025	2024
Revenue:
GAAP SaaS	$19,563	$20,324	(4%)	(4%)
GAAP professional services	1,446	2,026	(29%)	(29%)
Total GAAP revenue	$21,009	$22,350	(6%)	(6%)

Cost of Revenue:
GAAP SaaS	$4,594	$4,487
Non-GAAP SaaS	$4,594	$4,487

GAAP professional services	$2,129	$2,371
Add back:
Stock-based compensation	(217)	(343)
Non-GAAP professional services	$1,912	$2,028

GAAP total cost of revenue	$6,723	$6,858
Add back:
Stock-based compensation	(217)	(343)
Non-GAAP total cost of revenue	$6,506	$6,515	(0%)	(0%)

Gross Profit:
Non-GAAP SaaS	$14,969	$15,837
Non-GAAP professional services	(466)	(2)
Non-GAAP gross profit	$14,503	$15,835	(8%)	(8%)

Operating expenses:
GAAP research and development	$7,514	$6,655
Add back:
Stock-based compensation expense	(272)	(331)
Non-GAAP research and development	$7,242	$6,324	15%	15%

GAAP sales and marketing	$4,704	$5,448
Add back:
Stock-based compensation expense	(98)	(120)
Non-GAAP sales and marketing	$4,606	$5,328	(14%)	(13%)

GAAP general and administrative	$2,041	$2,451
Add back:
Stock-based compensation expense	(112)	(316)
Non-GAAP general and administrative	$1,929	$2,135	(10%)	(9%)

GAAP operating expenses	$14,259	$14,554
Add back:
Stock-based compensation expense	(482)	(767)
Non-GAAP operating expenses	$13,777	$13,787	(0%)	0%

[1] Constant currency growth rates presented are derived from converting the current period results for entities reporting in currencies other than U.S. Dollars into U.S. Dollars at the exchange rates in effect during the prior period presented rather than the actual exchange rates in effect during the current period.

eGain Corporation

Other GAAP to Non-GAAP Supplemental Financial Information

(in thousands)

(unaudited)

	Nine Months Ended March 31,		Growth Rates	Constant Currency Growth Rates [1]
	2025	2024
Revenue:
GAAP SaaS	$60,230	$64,643	(7%)	(7%)
GAAP professional services	4,967	5,698	(13%)	(13%)
Total GAAP revenue	$65,197	$70,341	(7%)	(8%)

Cost of Revenue:
GAAP SaaS	$13,742	$14,643
Non-GAAP SaaS	$13,742	$14,643

GAAP professional services	$6,327	$6,043
Add back:
Stock-based compensation	(679)	(924)
Non-GAAP professional services	$5,648	$5,119

GAAP total cost of revenue	$20,069	$20,686
Add back:
Stock-based compensation	(679)	(924)
Non-GAAP total cost of revenue	$19,390	$19,762	(2%)	(3%)

Gross Profit:
Non-GAAP SaaS	$46,488	$50,000
Non-GAAP professional services	(681)	579
Non-GAAP gross profit	$45,807	$50,579	(9%)	(9%)

Operating expenses:
GAAP research and development	$22,643	$19,947
Add back:
Stock-based compensation expense	(523)	(1,095)
Non-GAAP research and development	$22,120	$18,852	17%	17%

GAAP sales and marketing	$14,715	$16,901
Add back:
Stock-based compensation expense	(277)	(476)
Non-GAAP sales and marketing	$14,438	$16,425	(12%)	(13%)

GAAP general and administrative	$6,584	$8,028
Add back:
Stock-based compensation expense	(474)	(1,018)
Non-GAAP general and administrative	$6,110	$7,010	(13%)	(13%)

GAAP operating expenses	$43,942	$44,876
Add back:
Stock-based compensation expense	(1,274)	(2,589)
Non-GAAP operating expenses	$42,668	$42,287	1%	1%

[1] Constant currency growth rates presented are derived from converting the current period results for entities reporting in currencies other than U.S. Dollars into U.S. Dollars at the exchange rates in effect during the prior period presented rather than the actual exchange rates in effect during the current period.